UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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PCM, Inc.

(Name of Registrant as Specified in its Charter)

INSIGHT ENTERPRISES, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Insight Enterprises, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: PCM, Inc.

Commission File No.: 0-25790

Explanatory Note

The following information was posted on Insight Enterprises, Inc.’s websites on June 24, 2019.

Insight.com homepage

Insight Enterprises to Acquire PCM, Inc.

Insight has announced plans to acquire PCM, a multi-vendor provider of technology solutions, increasing our global footprint, mid-market and corporate expertise, and services capabilities.

See how we’re growing to serve you better

Newsroom tile update

Insight announces plans to acquire PCM, Increasing Global Reach and Significantly Increasing the Client Base for Mid-Market and Corporate Accounts

The acquisition will give Insight greater opportunity to provide more industry-leading solutions to its clients, expand its global reach and enhance our value proposition to clients, partners, teammates and shareholders.

Learn more, link to press release posted on investor relations page.

Timeline update

2019

Insight announced plans to acquire PCM, expanding its footprint in the United States, Canada and the United Kingdom, and strengthening its position in the mid-market and corporate spaces.

PCM landing page

Delivering transformational growth to more businesses than ever before

We’re broadening the scope of clients we can serve and are creating bigger opportunities to help businesses run smarter. By agreeing to aquire PCM, we plan to add valuable teammates, deep client relationships and industry expertise to expand our global reach and services capabilities.

At a time when customers are increasingly in need of full-service solutions to help them both manage business today and transform it for the future, we continue to make significant investments to distinguish Insight as a provider businesses can depend on and trust.

Joining forces to tackle IT’s most pervasive problems

Strengthening key
partnerships

With greater resources and a larger client base, together, we’ll be able to offer our partners an even stronger salesforce around the world.

More technical expertise
& resources

The integration of our consulting, technical and managed services offerings will provide our combined clients access to deeper technical skills.

Additional breadth &
increased scale

We’re significantly increasing our business in Canada and adding scale to our already strong United Kingdom and United States businesses.

“Together with PCM, we will be even better positioned to capitalize on our solution area investments through the addition of more technical and sales resources.”

— Ken Lamneck, President and Chief Executive Officer, Insight

“The addition of PCM complements our business, adding scale in the mid-market and corporate space in North America.”

— Steve Dodenhoff, President, Insight North America

“The addition of PCM complements our business, adding strength in the mid-market and corporate space in North America.”

— Wolfgang Ebermann, President, Insight EMEA

“The addition of PCM complements our business, adding scale in the mid-market and corporate space in North America.”

— Mike Morgan, VP & Managing Director, Insight APAC

Explanatory Note

The attached communication was sent to global leadership of Insight Enterprises, Inc. on June 24, 2019.

Special IEI Leadership Call this Morning

IEI Leadership Team,

This morning, Insight announced its agreement to acquire PCM. You can read the press release here.

Throughout the day, there will be additional communications with further information sent to our teammates, partners and clients.

Before the communications get underway, we’d like to pull our global leadership team together to provide a helpful overview you can share with your teams, as they may have questions.

Please join us for this important call at 7:30 a.m. AZ Time. Call-in details are listed below.

Thank you in advance,

Ken

Explanatory Note

The attached communication was sent to employees of Insight Enterprises, Inc. on June 24, 2019.

Insight announces definitive agreement to acquire PCM

Today, we’re very pleased to announce that Insight has signed an agreement to acquire PCM, which will allow us to offer even more clients the solutions they need.

This is a promising opportunity for our companies to achieve a powerful position in the industry, as PCM is a multi-vendor, global provider of technology solutions, including hardware, software and services. Combining their strength with Insight’s, we will become a company with more than $9 billion in net sales with more than 11,000 teammates globally, serving more than 150,000 clients spanning public sector, commercial mid-market large corporate, and global enterprises.

This merger will allow us to enhance our value proposition to our clients, partners, teammates and shareholders.

Insight’s addressable market in North America will grow.

•	PCM adds scale and resources to our U.S. Inside and Field sales organizations, bringing about $1.6 billion in sales with new clients.
•	There is little overlap in our compiled client base, which provides for ample opportunity to grow in mid-market, corporate and public sector clients by leading with our solution areas.
•	PCM will add scale to our current Canadian business, increasing it by about 70% in incremental net sales.
•	80% of PCM clients (by volume) will be net new to Insight.

Insight’s global business will expand.

•	Our already strong United Kingdom business will benefit from new hardware, software and services sales.
•	We will add a unique operational delivery model via a captive offshore shared service center in the Philippines.

Key partnerships will be strengthened.

•	With a stronger global salesforce, we will achieve a deeper alignment with partners like Microsoft, Apple, Cisco, Dell/EMC, HPI, HPE and Lenovo, among many other of our current partners.

We will add scale to our business segments and solution areas.

•	The Connected Workforce solution area will expand capabilities in end-user support, service desk, on-site programs and Microsoft solutions.
•	PCM adds complementary services sales, including approximately $178 million in PCM-delivered services across the business.

We’ll gain the support of additional teammates.

•	We’ll add more than 2,700 client-facing teammates in sales, pre-sales and service delivery roles.
•	More than 1,100 technical architects, engineers, consultants and service delivery teammates will join our company.

Once integration moves forward, the focus will be on systems, tools and processes that drive organizational efficiency, improve client experience and streamline our selling motion. Insight’s four-solution-area strategy will continue to drive our business. The inside sales alignment to Insight’s existing inside sales motion will significantly augment our growth and include full incorporation of Insight best practices and go-to-market along with any relevant best practices we discover from PCM.

While today marks an important milestone, at this time, please remember that we’re required to refrain from engaging with the PCM teammates. Because Insight and PCM are both publicly traded companies, this transaction is subject to a favorable vote of PCM’s shareholders and regulatory review and approval, which could take a few months.

As we drive this integration, we need to remain focused on executing our strategy in the business, as highlighted at Evolve. This will be the key for success long term.

For now, please watch this special message about this exciting announcement, plan to attend an Insight Town Hall this week to learn more and visit this resources page for more information.

Sincerely,

Ken Lamneck
President & CEO, Insight

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It
In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger. Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger. PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation

PCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be,x participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement. Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”). To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Explanatory Note

The following information was posted on Insight Enterprises, Inc.’s internal intranets on June 24, 2019.

Insight and PCM Resources

Insight announces definitive agreement to acquire PCM.

Today, we’re very pleased to announce that Insight has signed an agreement to acquire PCM, which will allow us to offer even more clients the solutions they need.

This is a promising opportunity for our companies to achieve a powerful position in the industry, as PCM is a multi-vendor, global provider of technology solutions, including hardware, software and services. Combining their strength with Insight’s, we will become a company with more than $9 billion in net sales with more than 11,000 teammates globally, serving more than 150,000 clients spanning public sector, commercial mid-market large corporate, and global enterprises.

This merger will allow us to enhance our value proposition to our clients, partners, teammates and shareholders.

Insight’s addressable market in North America will grow.

•	PCM adds scale and resources to our U.S. Inside and Field sales organizations, bringing about $1.6 billion in sales with new clients.
•	There is little overlap in our compiled client base, which provides for ample opportunity to grow in mid-market, corporate and public sector clients by leading with our solution areas.
•	PCM will add scale to our current Canadian business, increasing it by about 70% in incremental net sales.
•	80% of PCM clients (by volume) will be net new to Insight.

Insight’s global business will expand.

•	Our already strong United Kingdom business will benefit from new hardware, software and services sales.
•	We will add a unique operational delivery model via a captive offshore shared service center in the Philippines.

Key partnerships will be strengthened.

•	With a stronger global salesforce, we will achieve a deeper alignment with partners like Microsoft, Apple, Cisco, Dell/EMC, HPI, HPE and Lenovo, among many other of our current partners.

We will add scale to our business segments and solution areas.

•	The Connected Workforce solution area will expand capabilities in end-user support, service desk, on-site programs and Microsoft solutions.
•	PCM adds complementary services sales, including approximately $178 million in PCM-delivered services across the business.

We’ll gain the support of additional teammates.

•	We’ll add more than 2,700 client-facing teammates in sales, pre-sales and service delivery roles.
•	More than 1,100 technical architects, engineers, consultants and service delivery teammates will join our company.

Once integration moves forward, the focus will be on systems, tools and processes that drive organizational efficiency, improve client experience and streamline our selling motion. Insight’s four-solution-area strategy will continue to drive our business. The inside sales alignment to Insight’s existing inside sales motion will significantly augment our growth and include full incorporation of Insight best practices and go-to-market along with any relevant best practices we discover from PCM.

While today marks an important milestone, at this time, please remember that we’re required to refrain from engaging with the PCM teammates. Because Insight and PCM are both publicly traded companies, this transaction is subject to a favorable vote of PCM’s shareholders and regulatory review and approval, which could take a few months.

As we drive this integration, we need to remain focused on executing our strategy in the business, as highlighted at Evolve. This will be the key for success long term.

For now, please watch this special message about this exciting announcement, plan to attend an Insight Town Hall this week to learn more and visit this resources page for more information.

Cautionary Note Regarding Forward-Looking Statements
 Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It
 In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.   Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM

SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation
PCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement.   Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”).  To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.   Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Ken Lamneck

Chief Executive OfficerInsight Enterprises Inc

INSIGHT AND PCM RESOURCES

We’re pleased to announce that Insight has signed an agreement to acquire PCM, which will allow us to offer even more clients the solutions they need.

At this time, please remember that we’re required to refrain from engaging with the PCM teammates. Because Insight and PCM are both publicly traded companies, this transaction is subject to a favorable vote of PCM’s shareholders and regulatory review and approval, which could take a few months.

Additionally, please note that any additions or alterations to any announcement communications or reference materials are not permitted per SEC regulatory compliance guidelines.

For more information, please review the resources below.

Insight and PCM Resources ›

Title
Insight and PCM Client_Announcement.pdf
Insight and PCM Partner_Announcement.pdf
Insight and PCM Press Release_(FINAL).pdf
Insight and PCM Teammate FAQ_6.23.19.pdf
Insight IEILT and Teammate All Hands Presentation_6.22.19_LR.pdf

Explanatory Note

The attached transcript was posted with a video in which it was read on Insight Enterprises, Inc.’s internal intranet websites and other internal communications on June 24, 2019 announcing the definitive agreement to acquire PCM, Inc.

Ken Lamneck: Video Script for Insight Teammates

On-Screen Text:
An Exciting Announcement for Insight

Caption:
Ken Lamneck
President and CEO, Insight Enterprises

Hello.

As you know, we recently announced that Insight will acquire PCM, a multi-vendor provider of technology solutions, including hardware, software and services.

PCM provides these offerings to small, medium and enterprise businesses, state, local and federal governments, and educational institutions across the United States, Canada and the United Kingdom. They’re based in El Segundo, California, and generated net sales of approximately $2.2 billion in 2018.

This is an exciting development for Insight, as we stand to substantially increase our sales opportunities, especially in the mid-market. We’ll also have a broader geographic footprint in the United States, United Kingdom, and Canada, and we’ll be well positioned to take our solution area strategy and expertise to a much broader market than we can today.

While today marks an important milestone, at this time, please remember that we’re required to refrain from engaging with the PCM teammates. Because Insight and PCM are both publicly traded companies, this transaction is subject to a vote by PCM’s shareholders and requires regulatory review and approval, which probably will take a few months.

We’ll work diligently to minimize the time between signing and closing of the transaction. During this time, we’ll determine how best to organize the Insight and PCM teams to continue to build and grow our business while optimizing the client experience every step of the way.

Once we’re able to communicate directly with our new PCM teammates, we believe they will benefit from our unique culture, centered around our core values of Hunger, Heart and Harmony, as well as our purpose to make meaningful connections to help businesses run smarter.

Again, this is an exciting time as we prepare to welcome the PCM teammates to our team and to expand our reach. Steve will be sharing a bit more with you about how the acquisition fits into our overall strategy momentarily, and you’ll be hearing more about the transition planning in the coming weeks and months.

So thanks for listening and we look forward to talking to you soon.

Steve Dodenhoff: Video Script for Insight Teammate Video

Caption:
Steve Dodenhoff
President, Insight North America

•

Hi. As Ken shared, we’re excited about the recent announcement about the forthcoming PCM acquisition, as it brings a number of new opportunities for Insight to expand on our solution area go-to-market strategy. I want to share just a few quick notes with you about how we see this acquisition fitting into the overall strategy.

•

In particular, there’s a big opportunity for Insight to scale our Inside business. PCM will add scale to our current Canadian business, increasing it by about 70% in incremental net sales. In addition,

PCM will add about $800M in sales to our Inside SMB and Corporate business and a similar amount to our field organization, primarily with corporate-sized clients.

•	PCM also has a fairly strong SLED business in the U.S., with sales of approximately $180 million, leading with software primarily.

•	Serving these businesses are more than 2,700 client-facing teammates in sales, pre-sales and service delivery roles, in addition to an efficient support operation in the Philippines.

•

This will also bring a new opportunity to expand our Connected Workforce solution area. We expect to see greater scale to our end user support, service desk, on-site programs and Microsoft solutions in particular. PCM delivers just under $180 million in annual revenue and incremental services sales, which is strategically important to us as we look to grow our mix of solution sales with our clients.

•

The integration of PCM into our organization will be focused on systems, tools and processes primarily to drive organizational efficiency, improve client experience and streamline the selling motion. The Inside Sales alignment to our 2.0 strategy will include full incorporation of Insight best practices and go-to-market, along with best practices we discover from PCM.

•

We also believe there’s an opportunity to leverage Insight’s strong relationships with our partner community and maximize the combination of our two organizations. The greater resources and client base will further strengthen our key partnerships with partners like Microsoft, Apple, Cisco, Dell/EMC, HPI, HPE and Lenovo. Together, we’ll be able to offer our partners an even stronger salesforce.

•

Perhaps more than anything, Insight will be in a position to deliver additional value to PCM clients through our solution area services at a time when customers increasingly need full-service systems integrators to help them transform for the future.

On-Screen Text:
Solution Area Strategy
Supply Chain Optimization
Connected Workforce
Cloud + Data Center Transformation
Digital Innovation

•

The Insight four solution areas strategy will drive our business going forward. PCM adds scale to our Supply Chain Optimization solution area and will significantly augment our Inside Sales growth engine. As we drive this integration, we need to remain focused on executing our strategy in the business, as highlighted at Evolve. This will be the key for success long-term, and as PCM comes fully online over time, we’ll leverage the same intake process developed for the Inside to opportunistically explore solution area pipeline in their strategic accounts.

•

For the time being, no action is required from you. As Ken shared, it’s really important that we do not engage with their teammates in any way until this process is complete. Please keep an eye out for additional communications about the acquisition, and we’ll talk again soon.

On-Screen Text:
Please watch for more updates over the coming months. Thank you for watching.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It
In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation
PCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”).  To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Explanatory Note

The attached social media post was made by Insight Enterprises, Inc. on multiple social media platforms on June 24, 2019.

Insight Enterprises announces agreement to acquire PCM, Inc.

The acquisition will provide the opportunity to expand our global footprint and accelerate the opportunity to grow share across our four solution areas. Read the press release.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It
In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation
PCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”).  To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Explanatory Note

The attached email communication was sent to partners of Insight Enterprises, Inc. on June 24, 2019.

A message from Bob Kane [Partner], For over 31 years, clients have trusted Insight to help them manage their business today, and transform it for the future. Partnerships like ours are a key part of that success. I am excited to share that earlier today, Insight Enterprise, Inc. announced plans to acquire PCM. Insight’s acquisition of PCM will bring an even greater scale of opportunity to you, our valued partner. With Insight’s deep technical and service capabilities in our four solution areas of Supply Chain Optimization, Connected Workforce, Cloud + Data Center Transformation and Digital Innovation, you’ll gain access to more than $1.6 billion of additional scale into mid-market and corporate business through Insight. The union of our two strong organizations creates one of the most comprehensive offerings in the IT industry and has the potential to generate tremendous opportunities for you. A broadened client base Insight will acquire thousands of new clients, spanning public sector, commercial mid-market and global enterprises. And, we know these clients are in need of the more complex solutions Insight can deliver. A more robust, global salesforce Insight expects to add more than 2,700 client-facing teammates to our business globally, consisting of sales and pre-sales teammates as well as technical architects, engineers, consultants and service delivery teammates. Additional solutions and service support The integration of Insight’s and PCM’s consulting, technical and managed services offerings will provide our combined clients access to deeper technical skills than either company offers alone. PCM adds about $178 million of PCM-delivered services to our business, primarily in the Connected Workforce and Cloud + Data Center Transformation solution areas. This acquisition brings with it a lot of promise, though it is important to realize we are just at the beginning, and it is subject to the timeline of regulatory approvals and closing conditions. Through this process, be assured that our services, support and commitment to our clients, teammates, and you, our partner, remain the same.  We value our relationship with you and appreciate the confidence you place in us. We’re excited to work with you to maximize this opportunity and further grow our partnership. Bob Kane SVP, Product Marketing Insight Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.  These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all. All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date. Additional Information and Where to Find ItIn connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600. Participants in the SolicitationPCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”).  To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Explanatory Note

The attached email communication was sent to clients of Insight Enterprises, Inc. on June 24, 2019.

Joining forces to reach more clients As one of Insight’s valued clients, I'm excited to share this news with you today. Insight has entered into a definitive agreement to acquire PCM, a multi-vendor provider of technology solutions, including hardware, software and services to small, medium and large businesses, state, local and federal governments, and educational institutions across the United States, Canada and the United Kingdom. Based in El Segundo, California, PCM is a publicly traded company with annual revenues of approximately $2.2 billion. Insight has been helping our clients run smarter for over 31 years. Over the last several years in particular, we’ve transformed our business from a value-added reseller to a well-respected global systems integrator with deep expertise across multiple technology areas that provide our clients with real value. The combination of the two organizations expands Insight’s reach into areas where clients need help most: transforming their businesses for future growth, modernizing and securing their data platforms, creating modern and mobile experiences for their workforce and optimizing the procurement of technology. Insight expects to add more than 2,700 client-facing teammates, consisting of sales and pre-sales teammates as well as technical architects, engineers, consultants and service delivery teammates to our business globally. The integration of Insight’s and PCM’s consulting, technical and managed services offerings will provide our combined clients access to deeper technical skills than either company offers alone. Together, we’ll have additional breadth and scale to meet our clients’ needs to manage their technology infrastructure today. Insight will also deliver additional value to PCM clients through our solution area services at a time when customers increasingly need full-service systems integrators to help them transform for the future. There's a lot to look forward to with this combination, though it's important to emphasize we are just at the beginning point. We look forward to providing much more information about the relationship in the future. We anticipate this deal will close in the second half of 2019 (subject to regulatory approvals and closing conditions). Throughout this process, Insight and PCM will continue to operate in the ordinary course, and we will work with our respective clients without any changes. From your perspective, there will be no change. Your Insight representatives will remain the same, and all work will proceed without modification or interruption. There will be much more to share about the capabilities we'll be able to provide to help businesses run smarter once the transaction closes. On behalf of Insight, we're grateful for our meaningful connection with you, and we look forward to the opportunity to deliver the solutions you need for all of your technology needs. Steve Dodenhoff President, Insight North AmericaCautionary Note Regarding Forward-Looking Statements Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.  These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all. All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date. Additional Information and Where to Find ItIn connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600. Participants in the SolicitationPCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”).  To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Explanatory Note

The attached email was sent to PCM, Inc. employees on June 24, 2019.

To: Companywide All
Subject: Welcome to Insight

A message from Ken Lamneck and Frank Khulusi

PCM Teammates,

In light of today’s announcement, we wanted to reach out to let you know how excited we are about the opportunity to bring our two companies together. We know you’ll have many questions, and we want to address a few that are likely top of mind for you today.

We’d also like to share just a little about Insight’s business and go-to-market strategy so you can see the potential for all that’s possible once Insight and PCM come together.

Insight has scale and expertise in four solution areas valuable to our mutual clients:

•

Supply Chain Optimization – Insight helps clients effectively and efficiently acquire all of their information technology assets, leveraging our scale and supply chain expertise. We help our clients invest smarter.

•

Connected Workforce – Insight helps clients deliver a secure, modern experience to their workforce, driving productivity in the workplace and helping to attract and retain talent in this competitive marketplace. Insight helps our clients work smarter.

•

Cloud + Data Center Transformation – Insight helps clients optimize, modernize and secure their data center infrastructure and leverage cloud to improve business agility. Insight helps our clients run workloads smarter.

•

Digital Innovation – Insight leverages innovative applications and emerging technologies to improve clients’ business performance, engage customers and uncover new revenue streams. Insight helps our clients innovate smarter.

Insight’s $7.1 billion business has scale, buying power, and deep partner relationships and alignment that will only serve to augment business in each of the markets where PCM competes today.

Insight is recognized with leading third-party industry designations, including:

•	2019 Fortune 500, #430
•	2018 CRN Solution Provider 500, #12
•	Gartner Magic Quadrant for Managed Workplace Services, North America (third year in a row
•	2019 Forrester Wave for Midsize Agile Software Development Service Providers

As you become part of Insight, please know we’re committed to continuing your employment, supported by growth and development, just as we provide to all of our teammates who are performing well in our organization.

As an employer, Insight stands out among its peers, with an inclusive culture based on three values: Hunger, Heart and Harmony. These are not words on the wall but are in fact values we see lived each day by teammates as we work with one another, with our partners and with our clients. It’s Insight’s relentless and intentional focus on culture that has earned a number of awards:

•	Fortune Magazine’s 100 2018 Best Workplaces for Diversity

•	Fortune Magazine’s 50 Best Places to work in Technology, #23
•	Phoenix Business Journal Best Places to Work (Extra Large Category, #5)

And in keeping with Insight’s aim to be considered an employer of choice, core health and wellness benefits are market-competitive. Insight also offers some unique and highly valued benefits as well. You’ll be receiving much more information from Insight’s Human Resources team on the topic of benefits throughout 2019, so please keep an eye out.

We hope you’re excited about the possibilities ahead as our teams join together to help our mutual clients. We’re so grateful for the opportunity for our teams to get to know one another in the coming weeks and months, and we look forward to helping our mutual clients’ businesses run smarter together.

For now, please watch this video for a special welcome message from Insight.

Regards,

Ken Lamneck,
President & CEO, Insight Enterprises

Frank Khulusi
Chairman and CEO, PCM, Inc.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It
In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM

SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation
PCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”).  To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Explanatory Note

The attached transcript was posted with a video in which it was read on an internal communication to PCM, Inc. employees on June 24, 2019 announcing the definitive agreement for Insight Enterprises, Inc. to acquire PCM, Inc.

Ken Lamneck: Video Script for PCM Teammates

On-Screen Text:
Welcome, PCM Teammates

Caption:
Ken Lamneck
President and CEO, Insight Enterprises

Hello, and welcome to our PCM teammates. As you’ve learned by now, Insight has announced a definitive agreement to bring our business together with PCM, and we’re very excited about the favorable outcomes we expect from this combination.

You may just be getting to know more about Insight and our thirty-one year history, but I wanted to share a little about our position in the industry.

On-Screen Text:
A well-respected global systems integrator with deep expertise across several technology areas

Insight has transformed our business from a value-added reseller to a well-respected global systems integrator with deep expertise across multiple technology areas that provide our clients with significant value.

We know, of course, that the tech industry is an ever-dynamic space. More and more, our clients demand end-to-end solutions based on real business outcomes. This is a big part of the reason we’re so excited about our two companies coming together: The combination with PCM expands our opportunity to grow share within our four solution areas by adding to our client portfolio — So we’re adding new clients, additional sales resources and additional services capabilities.

On-Screen Text:

We build meaningful connections to help businesses run smarter.

We look forward to teaming with you to deliver compelling solutions to more clients across more geographies.

At Insight, our purpose is to build meaningful connections to help businesses run smarter. With the incredible legacy PCM brings in terms of deep, lasting client relationships, together, we’ll be able to deliver the compelling technology solutions that are in high demand to even more clients, and across more geographies.

As you get to know us over the coming weeks and months, I believe you’ll notice very quickly that Insight’s culture is second to none. We pride ourselves on living our three values … Hunger, Heart and Harmony … in everything we do.

•	And when we talk about Hunger, we talk about that insatiable desire to truly win with our clients.
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And Heart, our business is all about our people and the solutions that we deliver. Additionally in Heart, being a public company, we’ve got a responsibility to make the communities we live in a better place.

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And when we talk about Harmony, it’s really all about the team. This is the best team sport there is. It certainly requires everybody pulling together to really pull off the success that our clients truly need.

Our culture and our values are also reflected very well in the industry, and we were humbled to receive several significant recognitions this year. Among them, we were named in the Fortune 100 Best Workplaces for Diversity, #23 on Fortune’s 50 Best Workplaces in Technology, and right here in our own backyard, we were named #5 in the Phoenix Business Journal for Best Places to Work.

You’ll hear more in a moment from our Insight North America President, Steve Dodenhoff, but to learn more about Insight’s four solution areas and our capabilities there, and anything you want to learn about our culture and values, please spend some time on our insight.com home page.

In closing, I just want to take a few moments to review the guiding principles that will govern our actions and planning as we prepare for this transition. We’re committed to these key priorities:

•	One is, we want to extend a warm welcome to PCM teammates and clients to our unique Insight culture and values.

•	Second, be as transparent as we’re able to with all the Insight and PCM teammates about the forthcoming events.

•	Third, we’ll ensure the cores of both organizations remain focused and continue to compete vigorously in the marketplace during the time before closing, and
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Lastly, creating the right alignment of the combined companies to maximize the opportunities to deliver Intelligent Technology Solutions™ to our newly combined client base, providing them with an excellent client experience.

While today marks an important milestone, at this time, please remember that because Insight and PCM are both publicly traded companies, this transaction is subject to a vote of PCM’s shareholders and regulatory review and approval, and that could take a few months. Until that time, we will not be able to communicate directly with you.

We know there will be naturally lots of questions that you have as this announcement gets further downstream. And I hope you’re excited about the incredible possibilities that lie ahead of all of us. There’s never been a better time to work in our industry, and the combination of our companies will enable greater reach for us to deliver our collective clients the meaningful solutions they need to run smarter.

So thanks for listening, and we look forward to talking to you soon.

Steve Dodenhoff: Script for PCM Teammate Video

Caption:

Steve Dodenhoff

President, Insight North America

•	Hi, and again, welcome to our PCM teammates. As Ken shared, we’re excited about the recent announcement of PCM and Insight joining forces.

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Something you’ll hear us talk a lot about at Insight is our deep understanding of our clients’ challenge to not only manage their businesses today, but make the right investments to keep pace with the rapid rate of transformation required to stay competitive for the future.

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To address these needs, Insight’s go-to-market strategy is centered around four specific solution areas: Supply Chain Optimization, Connected Workforce, Cloud + Data Center Transformation and Digital Innovation.

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Together, we’ll have additional breadth and scale to meet our clients’ Supply Chain needs. Insight will also deliver additional value to PCM clients through our solution area services at a time when customers increasingly need full-service systems integrators to help them transform for the future.

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To support our go-to-market strategy, Insight has a strong operational platform that includes scalable IT and e-commerce systems, smart logistics and procurement processes, and robust digital marketing capabilities, all backed by a culture of continuous business process transformation and automation.

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Scalable IT and e-commerce systems, Smart logistics and procurement processes, Robust digital marketing capabilities
Backed by a culture of continuous business process transformation and automation

•	Coupled with the best-in-class systems, tools and processes Insight has in place, the addition of PCM to Insight will equip us to bring these solutions to an even broader client base.

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Teaming with PCM equips us to deliver these solutions to an even broader client base.

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And PCM will add significant scale to our current Canadian business increasing it by almost 70% in incremental net sales. This is a great addition to our North American business, and we look forward to providing even more clients the solutions they need as we expand our reach.

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In addition to the opportunity to reach our collective clients with the solutions they need, we also believe there’s an opportunity to leverage Insight’s strong relationships with our partner community to maximize the combination of our two organizations.

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The greater resources and client base will further strengthen our key partnerships with partners like Microsoft, Apple, Cisco, Dell/EMC, HPI, HPE, Lenovo and VMware. Together, we’ll be able to offer our partners an even stronger salesforce.

To echo Ken’s comments, this is a great time to be a part of our industry. Just as a reminder that because Insight and PCM are both publicly traded companies, this transaction is subject to a vote of PCM’s shareholders and regulatory review and approval, which could take a few months.

We look forward to getting to know you over the coming weeks and months. Please keep an eye out for additional communication about what’s next, and we’ll talk again soon.

On-screen Text: Thank you for watching.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It
In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation
PCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”).  To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Explanatory Note

The attached Frequently Asked Questions were shared with Insight Enterprises, Inc. and PCM, Inc. employees on June 24, 2019.

PCM & Insight FAQ

We are excited about the recent announcement of Insight’s agreement to acquire PCM! We know there are likely to be many questions from both Insight and PCM teammates. While we may not have all of the answers just yet, we have collected in this document a number of the most frequently asked questions we anticipate.

Please stay tuned as we work through exactly how we’ll merge our organizations together after the closing and thank you for reading.

About PCM

1. Q. Why PCM?

A. PCM’s expertise providing IT products, services and solutions to businesses, government agencies, educational institutions, and healthcare facilities, is a natural complement to Insight’s core business.

2. Q. What can you tell me about PCM?

A. PCM is a multi-vendor provider of technology solutions, including hardware, software and services to small, medium and enterprise businesses, state, local and federal governments and educational institutions across the United States, Canada and the United Kingdom. PCM, based in El Segundo, California, generated net sales of approximately $2.2 billion in 2018.

3. Q. How does PCM complement Insight’s business?

A. Together, we will become a company with more than $9 billion in net sales, more than 11,000 teammates globally, serving more than 150,000 clients spanning public sector, commercial mid-market and global enterprises.

PCM will add $178 million in additional consulting, technical and managed services sales to Insight’s already strong services platform. PCM’s services span Insight’s Supply Chain Optimization, Connected Workforce and Cloud + Data Center Transformation solution areas, and include offerings such as security and cloud consulting, technical deployments, and cloud and data center hosting services.

The greater resources and client base will also further strengthen Insight’s key partnerships with Microsoft, Apple, Cisco, Dell, HPI, HPE, Lenovo and VMware. Together, we’ll be able to offer our partners an even stronger salesforce globally, with an increased footprint in the United States, Canada and the United Kingdom.

4. Q. What will PCM add to Insight’s business in terms of sales mix?

A. In 2018, PCM reported 12% of its sales to United States public sector clients, or approximately $260 million. United States commercial sales were 76% of the total at $1.6 billion, while Canada and the United Kingdom accounted for 12% of consolidated sales.

We are excited about:

•	adding $1.6 billion of additional scale into Insight’s mid-market and corporate business.
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growing Insight’s position in the public sector, particularly the state, local and education market where PCM adds about $180 million in sales and leads with software. In the SLED space, our strengths are hardware and services, so the PCM acquisition is quite complementary.

•	Adding scale to Insight’s current business in Canada, increasing it by about 70% in incremental net sales.
•	adding a unique operational delivery model via PCM’s captive offshore shared service center in Manila.
•	adding additional scale to Insight’s already strong United Kingdom business, including new hardware, software and services sales.

About Insight

5. Q. What can you tell me about Insight?

A. Insight is a global IT solutions provider, offering hardware, software, cloud and services solutions that help businesses run smarter. We proudly redefine IT as Intelligent Technology™ solutions for commercial and public sector businesses of all sizes, from small businesses all the way up to very large corporate environments — helping them keep their business systems, processes and equipment running optimally.

Our website is a great place to learn about company initiatives and news stories. Visit the site to learn more about Insight’s purpose and values, our history, and how the completeness and uniqueness of our four solution areas gives us a competitive advantage.

Merger

6. Q. What do you mean by merger?

A. By merger, we simply mean “joining forces.” Until the transaction closes, Insight and PCM will continue to operate as separate, independent companies, competing vigorously, and we will work with our respective customers and partners as usual.

After closing of the transaction, we will begin integrating processes, systems, organizational structures and cultures.  We understand this integration item is critical to all of you, and it will be our top priority to assess and process map to determine the appropriate timetables. We will provide updated information as we work together to design and finalize this plan and timeline.

Leadership for both organizations will play an active and important role in determining the best way bring our two organizations together and the timetable to do that. Our intent will be to preserve, protect and develop the best of both organizations in this process.

7. Q. Will there be changes to any current office locations?

A. After closing, our IT team will be working to update infrastructure to support teammates in all PCM locations. Any updated plans will be communicated.

8. Q. Who is involved in efforts to join forces?

A. After the closing of the transaction, there will be a team comprised of PCM and Insight leadership and teammates leading the efforts of our two teams joining forces.

9. Q. What is the timing for full integration of the two companies?

A. Some processes will remain unchanged through the end of 2019, but we’ll begin planning for changes immediately and will phase them in as appropriate after closing. Due to the size and complexity, the integration may take several quarters to complete, with detailed plans to be developed soon.

We will be working towards thoughtful and intentional integration of both of our organizations and our cultures, and leadership from both Insight and PCM will play a key role in this.

10. Q. Will there be organizational changes?

A. No changes are expected in the organization until after closing in a few months. Prior to the close, we will be getting to know PCM, its teammates and their responsibilities.

We acknowledge that you will have many questions in the hours and days ahead. The nature of this transaction as two publicly traded companies has restricted our ability to share information, and will continue to do so in certain areas until close.

11. Q. When and how will our current clients be notified of the transition?

A. Until the formal closing in a few months, Insight and PCM will be responsible for communicating directly to our respective clients and that is underway.

12. Q. When and how will our partners be notified of the transition?

A. Just as with clients, until the formal closing in a few months, Insight and PCM will be responsible for communicating directly with our respective partners about the transition, while we each continue to operate in the ordinary course of business.

13. Q. If my clients ask about the merger, what should I say?

A. You may tell your clients that Insight and PCM have entered into a definitive agreement whereby Insight will be acquiring PCM in a few months. Please refer your clients to the press release and our website. Clients will, of course, be very interested in any impact on their current relationship, and it is our intent to not only maintain a positive relationship but to grow and develop it further when the organizations come together.

14. Q. When will the transaction close?

A. We believe the transaction will close in second half, 2019, subject to regulatory approvals and closing conditions. Please refer to the press release for further information.

15. Q. How will you keep us updated on integration activities?

A. At this time, we’re required to refrain from engaging inappropriately with the PCM teammates. Because Insight and PCM are both publicly traded companies, this transaction is subject to a favorable vote of PCM’s shareholders and regulatory review and approval, which could take a few months.

You will receive updates from us as we reach key milestones as soon as is reasonably possible. We understand that some of this may be uncertain for you, and we are committed to sharing everything we can as soon as reasonably possible.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the

Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It
In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation
PCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”).  To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.